Federated Total Return Bond Fund

A Portfolio of Federated Total Return Series, Inc.

CLASS A SHARES (TICKER TLRAX)
CLASS B SHARES (TICKER TLRBX)
CLASS C SHARES (TICKER TLRCX)
CLASS R SHARES (TICKER FTRKX) (formerly, Class K Shares)
INSTITUTIONAL SHARES (TICKER FTRBX)
INSTITUTIONAL SERVICE SHARES (TICKER FTRFX )

SUPPLEMENT TO PROSPECTUSES DATED January 31, 2011

Under the section entitled “Frequent Trading Policies,” please add the following as the third and final paragraphs respectively:

“The Fund monitors frequent trading activity in an effort to identify disruptive trading activity using different criteria than the criteria used by other Federated funds. This alternative monitoring policy is not expected to have materially adverse consequences for the Fund or its Shareholders. However, because the Fund employs alternative monitoring criteria, it is possible that at any time the Fund or its Shareholders may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund holds in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. The Fund periodically reviews the monitoring criteria and may seek to adjust the criteria if it believes doing so will assist in its goal to identify disruptive trading activity.

Other funds in the Federated family of funds may impose different monitoring policies or in some cases, may not monitor for frequent or short-term trading. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated funds or their shareholders. If you plan to exchange your fund shares for shares of another Federated fund, please read the prospectus of that other Federated fund for more information.”

June 30, 2011

Federated Total Return Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450887 (6/11)